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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                CURRENT REPORT
                                       ON
                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (date of earliest event reported): September 12, 1996

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                    FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
             (Exact name of registrant as specified in its charter)

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               Delaware                  0-21852                    94-3123210
(State or other                  (Commission File Number)       (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                1265 Naperville Drive, Romeoville, Illinois 60446
                    (Address of principal executive offices)

                    (630) 759-7666/(630) 759-1744 (Facsimile)
       (Registrant's telephone and facsimile numbers, including area code)

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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not Applicable.

ITEM 5.        OTHER EVENTS

         Franklin Ophthalmic Instruments Co., Inc. (the "Company") has completed negotiations and reached agreements with its principal trade creditors pursuant to which such creditors have agreed that approximately $1 million of trade debt will be: (i) converted to shares of the Company's common stock (at the rate of $1.52); (ii) written-off; and/or (iii) repaid pursuant to long-term notes. The agreements with the trade creditors are conditioned on, among other things, the Company's principal lender, Silicon Valley Bank (the "Bank"), converting approximately $3 million of amounts owed to it by the Company into shares of the common stock at the rate of $1.52 per share. The Company has reached an agreement with the Bank, which agreement is conditioned upon the Company's completion of a private placement of equity securities in exchange for proceeds of at least $1 million.

         The Company announced the foregoing by press release which was released on September 12, 1996. A copy of the press release has been attached hereto as
Exhibit 99.01 and is incorporated herein by reference in its entirety.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements.  Not Applicable.

         (b)   Pro Forma Financial Statements.  Not Applicable.

         (c)   Exhibits.  The following exhibits are included herein:

               99.01 Press Release, dated September 4, 1996,and released on September 12, 1996, which has been incorporated by reference into the text hereof in its entirety pursuant to General Instruction F to Form 8-K. See
                           Item 5 above.

ITEM 8.        CHANGE IN FISCAL YEAR

         Not Applicable.

                                       -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.



Date:  September 30, 1996         By:  /s/ Michael J. Carroll
                                       -----------------------------
                                       Michael J. Carroll, President